Federal Income Taxes (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of percentage computed by applying the U.S. federal income tax rate to (loss) income before federal income taxes and noncontrolling interests
Computed (expected tax (benefit) expense)	$ 245	$ (297)	$ 59
Computed (expected tax (benefit) expense), percentage	35.00%	35.00%	35.00%
Dividends received deduction	75	99	50
Dividends received deduction, percentage	(11.00%)	12.00%	(29.00%)
Impact of noncontrolling interest	21	20	21
Impact of noncontrolling interest, percentage	3.00%	(3.00%)	12.00%
Tax credits	(85)	(30)	(27)
Tax credit, percentage	(12.00%)	3.00%	(16.00%)
Change in tax contingency reserve	(4)	(15)	(5)
Change in tax contingency reserve, percentage	(1.00%)	2.00%	(3.00%)
Other, net	(3)	(6)	14
Other, net, percentage	(1.00%)	1.00%	8.00%
Total tax (benefit) expense	$ 99	$ (427)	$ 12
Total percentage	14.00%	50.00%	7.00%